Community Trust Bancorp, Inc.

2011 Investor Presentation

NASDAQ: CTBI

www.ctbi.com

August 2011







CAUTIONARY STATEMENT

Information provided herein by CTBI contains "forward-looking" information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI's 2010 Annual Report on Form 10-K Part I, Item 1. for additional information.

Corporate Profile

▪ Total Assets	$3.5 billion
▪ Total Loans	$2.6 billion
▪ Total Deposits, including Repurchase Agreements	$3.0 billion
▪ Total Equity	$352.3 million
▪ Dividend Yield	4.40%
▪ Total Market Capitalization	$427.0 million
▪ 2010 EPS	$2.17
▪ 2010 P/E	13.35x

Financial data as of June 30, 2011 unless otherwise noted.

Corporate History

1903	Pikeville National Bank founded
1981	Formed Pikeville National Corporation
1987-2005	Acquired 14 banks and purchased 17 branch locations
1997	Changed name to Community Trust Bancorp, Inc.
2010	Acquired LaFollette First National Corporation
Presently	Two operational subsidiaries~ Community Trust Bank, Inc. and Community Trust and Investment Company

Our Banking Franchise



Georgetown
Frankfort
Versailles
Mount Sterling
Winchester
Harrodsburg
Richmond
Danville
Mount Vernon
Campbellsville
Greensburg
London
Columbia
Jamestown
Clinton
LaFollette
Ashland
Huntington
Fort Gay
Paintsville
Williamson
Jenkins
Community Trust Bank Branch Office
Community Trust & Investment Office

Serving customers in 80 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia

Expanding Our Banking Franchise

Completed the acquisition of LaFollette First National Corporation on November 17, 2010

- Assets acquired - $183.6 million
- Loans acquired - $118.6 million
- Deposits acquired - $164.1 million
- Cost of acquisition - $17.3 million
- 4 offices – LaFollette Main, LaFollette Mall, Jacksboro, and Clinton
- Contributed $0.02 per share to EPS for 2010

Our Banking Franchise

Central Region

Loans - $554 million

Deposits - $525 million

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $824 million

Deposits - $1.3 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $335 million

Deposits - $533 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $496 million

Deposits - $628 million

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

CTIC

Assets Under Management - $1.4 billion (including $0.5 mill CTB)

Revenues - $10.3 million (annualized)

- Ashland
- Lexington
- Middlesboro
- Pikeville
- Versailles

Financial data as of June 30, 2011

Market Analysis

- Competitive Position
  - **Largest Kentucky domiciled bank holding company**
  - **#1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions**
  - **6th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions**
- Community Banking Model
- Economic Diversity
- Concentration Risk Management
- Growth in Sources of Noninterest Income

Executive Management Team

Name	Position	Banking Experience	Yrs. w/ CTBI
Jean R. Hale	Chairman, President and CEO	42 years	42
Mark A. Gooch	CTB President and CEO	30 years	30
Andy Waters	CTIC President and CEO	24 years	7
Kevin J. Stumbo	EVP/Controller	24 years	16
Steven E. Jameson	EVP/Risk Manager	26 years	7
James J. Gartner	EVP/Chief Credit Officer	43 years (17 at OCC)	9
James B. Draughn	EVP/Operations	18 years	18
Larry W. Jones	EVP/C KY President	43 years	9
Richard W. Newsom	EVP/E KY President	28 years	28
Ricky Sparkman	EVP/SC KY/TN President	26 years	17
D. Andrew Jones	EVP/NE KY/WV President	24 years	24

Operational Philosophy

- Traditional community banking business model
- Executive management and board of director commitment to corporate governance
- Local market presidents
- Decentralized decision making
- Centralized operations and risk management
- Strong loan portfolio risk management process
- Specialized product offerings
- Maximized use of technology
- Maintain a strong tangible equity position
- Growth through both internal and de nova branching and acquisition
- Consistent long-term performance

Operational Challenges

- Impact from National and Regional Economic Conditions
  - Slow economic recovery
  - Weak real estate market continuing
  - National and regional unemployment rate remains high
  - Increased regulation of the coal mining industry
  - Decline in natural gas prices
  - Deterioration in asset quality
  - Increased loan defaults and increased other real estate owned

- Regulatory changes
  - Deposit overdraft fees
  - FDIC insurance
  - Unknown results of proposed regulatory reform

- Maintaining a strong net interest margin

Performance Summary

	2011	2010	2009	2008	2007
EPS	$1.19	$2.17	$1.66	$1.54	$2.42
ROAA	1.07%	1.03%	0.82%	0.79%	1.23%
ROAE	10.59%	9.90%	7.89%	7.48%	12.45%
Net Int. Margin	4.22%	4.07%	3.77%	3.88%	3.90%
Efficiency Ratio	61.34%	59.45%	63.56%	58.39%	57.62%
Nonperf. Loans	2.31%	2.38%	1.70%	2.22%	1.43%
Net Charge-offs	0.57%	0.58%	0.66%	0.38%	0.27%
% of Average Assets:					
Nonint. Income	1.25%	1.27%	1.34%	1.24%	1.23%
Nonint. Expense	3.14%	2.98%	3.08%	2.83%	2.79%

YTD 2011 info annualized as of June 30, 2011 except EPS

Earnings Review

Earnings Per Share



$2.59
$2.42
$1.54
$1.66
$2.17
$1.01
$1.19
2006
2007
2008
2009
2010
Jun '10
Jun '11

- EPS increased 30.7%
- 2011 EPS goal – $2.56 to $2.65 per share

Net Income



(in millions)
$39.1
$36.6
$23.1
$25.1
$33.0
2006
2007
2008
2009
2010
$15.3
$18.3
Jun '10
Jun '11

- 2011 goal for net income – $39 to $41 million

Revenues


(in millions)
$140.3
$142.6
$125.4
$146.9
$160.2
$175.0
2006
2007
2008
2009
2010
Jun '11

- 2010 revenues increased 9.0%
- 2011 goal for revenues – $174 to $178 million
- Interest income lost from nonperforming loans and OREO - $4.6 million

Jun '11 annualized

Noninterest Income

as a % of Total Revenue



(in millions)
$32.6
$36.6
$21.8
$41.4
$40.9
$43.0
32%
26%
20%
14%
2006
2007
2008
2009
2010
Jun '11
Noninterest Income
% of Total Revenue

- YTD June 2011 noninterest income
  - Increases in deposit service charges and trust revenue
  - Fair value adjustments to our mortgage servicing rights have totaled ($0.4 million) compared to ($1.0 million) YTD 2010
- 2011 goal for noninterest revenue – 22% to 24% of total revenue

**Jun '11 annualized*

Community Trust® Bancorp, Inc.

Net Interest Revenue



(in millions)
$107.8
$106.0
$103.6
$105.5
$119.3
$132.0
2006
2007
2008
2009
2010
Jun '11

- YTD 2011 increase in net interest revenue 11.6%
  - Net interest margin improved 12 basis points year over year
  - Average earning assets increased $246.2 million, including acquisition

**Jun '11 annualized*

Net Interest Margin


4.02%
3.99%
3.90%
3.78%
3.88%
3.59%
3.77%
3.57%
4.07%
3.69%
4.22%
3.78%
2006
2007
2008
2009
2010
Jun '11
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 6/30/11 – (7.04)%

- % of assets repricing
  - Within 30 days 39.97%
- % of liabilities repricing
  - Within 30 days 18.97%
  - Within 90 days 27.85%
  - Within 180 days 48.47%

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report for bank holding companies with consolidated assets of $3 billion to $10 billion. Jun '11 compared to Mar '11 peer data.

Net Noninterest Expense as a % of Average Earning Assets



(in millions)
$47.8
$46.4
$60.8
$52.4
$55.1
$65.3
2.30%
2.10%
1.90%
1.70%
1.50%
2006
2007
2008
2009
2010
Jun '11
Net Noninterest Expense
% of Earning Assets

Noninterest Expense & Efficiency Ratio



(in millions)
$80.4
$83.1
$82.5
$93.8
$96.1
$108.3
75%
70%
65%
60%
55%
50%
2006
2007
2008
2009
2010
Jun '11
Noninterest Expense
Efficiency Ratio
Peer

*Jun '11 annualized

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report for bank holding companies with consolidated assets of $3 billion to $10 billion. Jun '11 compared to Mar '11 peer data.

Community Trust Bancorp, Inc.

Return on Average Assets


1.33%
1.10%
1.23%
0.89%
0.79%
0.13%
0.82%
-0.18%
1.03%
0.27%
1.07%
0.70%
2006
2007
2008
2009
2010
Jun '11
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report for bank holding companies with consolidated assets of $3 billion to $10 billion. Jun '11 compared to Mar '11 peer data.

Community Trust® Bancorp, Inc.

Balance Sheet Review

Total Assets


(in billions)
$2.97
$2.90
$2.95
$3.09
$3.36
$3.48
2006
2007
2008
2009
2010
Jun '11

- Total assets have increased an annualized 7.7% from 12/31/2010
  - Loans declined $24.7 million or an annualized 1.9%
  - Investment portfolio growth $118.1 million or an annualized 70.0%
  - Deposit growth $99.0 million or an annualized 6.9%
- 2011 goal for increase in total assets -- $70 to $80 million

Total Loans


(in billions)
$2.17
$2.23
$2.35
$2.44
$2.61
$2.58
2006
2007
2008
2009
2010
Jun '11

- 2011 loan growth goal – $25 to $40 million

Loan Portfolio Mix

June 30, 2011


Consumer 19%
Comm R/E 36%
R/E Mortgage 30%
Comm Other 15%

Concentrations of Credit

as a % of Total Loans


June 30, 2011
2.2%
4.5%
2.2%
1.5%
5.6%
4.1%
2.1%
1.6%
Agricultural
Apartments & Rental Housing
Coal Mining & Support
Floorplans
Hotel/Motel
Non-Residential Real Estate Rental
Bank Holding Company
Land Subdivision and Development

Net Charge-offs

as a % of average loans



0.29%
0.13%
0.27%
0.24%
0.38%
0.70%
0.66%
1.61%
0.58%
1.46%
0.57%
0.94%
2006
2007
2008
2009
2010
Jun '11
CTBI
Peer

Loan Loss Reserve

as a % of net loans



1.27%
1.17%
1.26%
1.21%
1.31%
1.52%
1.34%
2.26%
1.34%
2.23%
1.36%
2.24%
2006
2007
2008
2009
2010
Jun '11
CTBI
Peer

Nonperforming Loans

as a % of total loans



0.65%
0.56%
1.43%
1.08%
2.22%
2.41%
1.70%
4.20%
2.38%
4.03%
2.31%
3.89%
2006
2007
2008
2009
2010
Jun '11
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report for bank holding companies with consolidated assets of $3 billion to $10 billion. Jun '11 compared to Mar '11 peer data.

Nonperforming Assets

as a % of Total Assets


0.63%
1.38%
2.13%
2.56%
3.13%
3.05%
2006
2007
2008
2009
2010
Jun '11

Total Deposits
including Repurchase Agreements


(in billions)
$2.50
$2.45
$2.49
$2.64
$2.89
$2.99
2006
2007
2008
2009
2010
Jun '11

- 2011 growth in total deposits including repurchase agreements goal – $30 to $50 million

Total Deposits
including Repurchase Agreements

June 30, 2011


Repurchase Agreements 7%
Noninterest Bearing 19%
Other Time 5%
NOW 1%
CDs <$100K 23%
MMDA 15%
Savings 9%
CDs >$100K 21%

Community Trust Bancorp, Inc.

Shareholder Value

Dividends Per Share



$1.05
$1.10
$1.17
$1.20
$1.21
$1.23
4.3%
2006
2007
2008
2009
2010
2011*

- 2010 cash dividends increased 0.8%
- 4.3% compound growth rate for past five years
- December 31, 2010 cash dividend yield was 4.21%
- Cash dividend increased to $0.31 per share effective October 1, 2011

2011 is projected DPS

Community Trust® Bancorp, Inc.

Shareholders' Equity


(in millions)
$282.4
$301.4
$308.2
$321.5
$338.6
$352.3
5.9%
2006
2007
2008
2009
2010
Jun '11

- Shareholders' equity has increased 19.9% during the past five years
- 5.9% compound growth rate for the past five years
- 2011 goal for shareholders' equity – $358 to $361 million

Community Trust Bancorp, Inc.

Book Value Per Share



$18.63
$20.03
$20.46
$21.17
$22.16
$22.87
2006
2007
2008
2009
2010
Jun '11

Tangible Common Equity/Tangible Assets



7.40%
8.27%
8.37%
8.47%
8.26%
8.35%
2006
2007
2008
2009
2010
Jun '11

Total Market Capitalization


(in millions)
$629.5
$414.2
$554.1
$371.7
$444.1
$427.0
2006
2007
2008
2009
2010
2011

Price to Tangible Book Value

	2006	2007	2008	2009	2010	2011
CTBI	2.93x	1.77x	2.29x	1.45x	1.63x	1.50x
Peer	2.59x	1.85x	1.91x	1.03x	1.29x	1.04x

All data is as of year-end except 2011 which is as of June 30, 2011

Peer data obtained from SNL Financial; group consists of 18 publically traded regional bank holding companies with an average asset size of $3.1 billion.

Comparison of 5 Year Cumulative Total Return

among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks



$200
$100
$0
2005
2006
2007
2008
2009
2010
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- An investment in CTBI stock on December 31, 2005 would have outperformed the NASDAQ Bank Stocks Index and the NASDAQ Composite at December 31, 2010

Comparison to Russell 2000 Index

of small cap companies

Return to Investors

June 30, 2011



15.36%
37.38%
6.29%
7.76%
-0.66%
4.08%
8.16%
6.30%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

- 3-, 5-, and 10-year total returns annualized

Core Value Long-Term Investment

- 12 stock splits and 9 stock dividends
- 30 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 4.3%
- Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index
- CTBI shareholders include
  - 89 institutional investors (including CTIC – 10.1%) hold 7.2 million shares (46.7%)
  - 183 mutual funds hold 3.3 million shares (21.1%)

Analyst Comments

- "This well managed institution has navigated the banking crisis in much better shape than many other banks."

  -- Hilliard Lyons, July 2011

  Rating: Buy

- "We continue to view CTBI as a high-quality franchise with a seasoned management team…we maintain our $30 PT which represents…a justified premium to peers…"

  --Keefe, Bruyette & Woods, July 2011

  Rating: Market Perform

- "A strong capital position and improving earnings stream underscore the company's ability to manage through this credit cycle, which bodes well for the company's long-term prospects."

  --Raymond James, July 2011

  Rating: Market Perform

- "We continue to view CTBI as a high-quality name that has delivered consistent profitability throughout the downturn . . . "

  --Sandler O'Neill & Partners, April 2011

  Rating: Buy

CTBI's Franchise Value

- History of solid investor returns
- Community banking strategy
- Growth and good financial performance in slow growth markets
- Growth strategies
  - Acquisitions
  - De nova branches
  - Trust subsidiary
  - Full service brokerage
- Strong experienced management team and 1,000 dedicated employees
- Our shareholders

Community Trust®
Bancorp, Inc.





